August 6, 1997

VIA FEDERAL EXPRESS
CONFIDENTIAL

American Securities Transfer, Inc.
As Representative of Acadia National Health Systems, Inc.
938 Quail Street, Suite 101
Lakewood, CO  80215-5513

Re:  Acadia National Health Systems, Inc. ("Acadia") -
     Restricted Transfer of 566,750 common shares from Paul W. Chute, Chief Executive Officer

Ladies and Gentlemen:

     This office represents Acadia National Health Systems, Inc. ("Acadia").
I am in receipt of various communications from Paul W. Chute relating to the proposed transfer of 566,750 shares of Acadia common stock pursuant to Section 4(1) of the Securities Act of 1933.

     Based on representations contained in these documents, copies of which are attached hereto, it is my opinion that you may transfer the 566,750 shares of common stock owned by Mr. Chute in reliance upon the exemption from registration provided for in Section 4(1).

     All shares, when issued, should bear a restricted legend in standard form and should not be further transferred without the prior written consent of the Company or respective shareholder.

     In rendering the above opinion, I have excluded from consideration state
securities or blue sky laws, except as specifically noted.     My opinion is
limited to the federal laws of the United States, the laws of the State of Colorado and the General Corporation Law of the State of Colorado as prescribed by the Colorado Business Corporation Act, and I can assume no responsibility with respect to the applicability or effect of the

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American Securities Transfer, Inc.
August 6, 1997

laws of any other jurisdiction. I disclaim any obligation to notify you or any other person or entity if any change in fact and/or law should change my opinion with respect to any matter on which I am expressing an opinion herein.

    The foregoing opinion is furnished by me as counsel for the Company and is solely for your benefit and may not be relied upon by any other person unless my prior written consent is obtained.

                                   Respectfully,




                                   Mark T. Thatcher, Esq.
                                   Atty. Reg. No. 25-275

MTT/jet
cc:  Paul W. Chute, CEO